UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 5, 2004


                     KEYSTONE CONSOLIDATED INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                           1-3919                    37-0364250
(State or other                    (Commission                (IRS Employer
jurisdiction of                    File Number)               Identification
incorporation)                                                     No.)


  5430 LBJ Freeway, Suite 1740, Dallas, TX                 75240-2697
  (Address of principal executive offices)                 (Zip Code)


                                 (972) 458-0028
              (Registrant's telephone number, including area code)


             (Former name or address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[   ]     Written  communications  pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

[   ]     Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
          Exchange Act (17 CFR 240.14d-2(b))

[   ]     Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
          Exchange Act (17 CFR 240.13e-4(c))

Item 7.01: Regulation FD Disclosure

     The registrant hereby furnishes the information set forth in the press release issued on October 5, 2004, a copy of which is attached hereto as Exhibit
99.1 and incorporated herein by reference.

     The information, including the exhibit, the registrant furnishes in this report is not deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01: Financial Statements and Exhibits.

         (c) Exhibits.

Item No.  Exhibit Index
--------  ----------------------------------------
 99.1     Press Release dated October 5, 2004 issued by the registrant.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     KEYSTONE CONSOLIDATED INDUSTRIES, INC.
                                  (Registrant)




                     By:    /s/ Bert E. Downing, Jr.
                            ---------------------------------
                            Bert E. Downing, Jr.
                            Vice President, Chief Financial Officer,
                            Corporate Controller and Treasurer



Date:  October 6, 2004

                                INDEX TO EXHIBITS


Exhibit No.    Description
-----------    --------------------------------------------------

99.1           Press   release   dated   October  5,  2004  issued  by  Keystone
               Consolidated Industries, Inc.